Exhibit 10.8

AMENDMENT NO. 1 TO
SECURITY AGREEMENT

This Amendment No. 1 to Security Agreement dated as of July 19, 2007 (“Amendment”), is made by and among Viking Systems, Inc., a Delaware corporation (the “Company”), all of the Subsidiaries of the Company (such subsidiaries, the “Guarantors” and together with the Company, the “Grantors”) and the secured parties (the “Original Secured Parties”) listed on the signature pages to the Security Agreement dated as of February 23, 2007 as amended hereby and as may be further amended (the “Security Agreement”).

Recitals

Whereas, on February 23, 2007, the Company and the Original Secured Parties entered into the Security Agreement. In connection therewith, the Original Secured Parties purchased certain 8% Secured Convertible Debentures due February 23, 2009 (the “Original Debentures”) from the Company.

Whereas, the Company desires to issue additional 8% Secured Convertible Debentures due February 23, 2009 subsequent to February 23, 2007 (the “New Debentures”), to certain investors (collectively, the “New Secured Parties”) and the Company and the Original Secured Parties desire to amend the Security Agreement such that New Secured Parties may be added as Secured Parties to the Security Agreement upon execution of a counterpart signature page thereto.

Agreement

Now, Therefore, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and in reliance on the recitals set forth above, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

1. The following paragraph is hereby added as Section 19(n) to the Security Agreement:

“(n) If at any time subsequent to the date hereof, the Company sells Debentures to additional purchasers, then, notwithstanding anything else in this Agreement to the contrary, this Agreement may be amended, without the consent of any party hereto, to add such additional purchasers (the “New Secured Parties”) as Secured Parties. Each such New Secured Party shall execute a counterpart signature page to this Agreement. Upon execution of such counterpart signature page, the Debentures purchased by such New Secured Party shall be considered “Debentures” for all purposes under this Agreement, ranking equally in all respects to all other Debentures, and such New Secured Party shall be deemed to be a “Secured Party” for all purposes under this Agreement, with all the rights and obligations of a Secured Party hereunder, on a pari-passu basis with each other Secured Party, in each case as if such New Secured Party had purchased such Debentures concurrently with each other Secured Party and such New Secured Party were an original signatory hereto.”

2. Except as specifically amended by this Amendment, the terms and conditions of the Security Agreement shall remain unchanged and in full force and effect. This Amendment shall become effective when executed and delivered by the Company and the Original Secured Parties. This Amendment does not constitute a waiver of any rights that the Original Secured Parties have to approve any offering of securities. This Amendment shall not be effective as to any New Debentures or New Secured parties unless the Original Secured Parties shall have consented in writing to the terms and conditions of such offering at the time any such offering is made.

3. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile and the parties hereto agree that such facsimile execution and delivery shall have the same force and effect as delivery of an original document with original signatures, and that each party hereto may use such facsimile signatures as evidence of the execution and delivery of this Amendment by all parties hereto to the same extent that an original signature could be used.

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In Witness Whereof, each of the parties hereto has caused this Amendment No. 1 to Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

Address Of Grantor: 4350 La Jolla Village Drive Suite 900 San Diego, California 92122	Viking Systems, Inc., a Delaware corporation By: _______________________________ Name: Title:

Taxpayer Identification Number of Grantor: ____________________________________	Jurisdiction of Organization of Grantor: Delaware

[Signatures Continue on Following Page]

Original Secured Party:

Name of Entity: __________________________

Signature of Authorized Signatory of Entity: ________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

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